EXHIBIT (B)(2)

CERTIFICATION

We, Larry B. Schweiger and [Charles F. Fistel], of the Black Diamond Funds ('Trust'), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.	The Trust's periodic report on Form N-CSR for the period ended
              June 30, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.	The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.




	/s/ Larry B. Schweiger			August 27, 2003
Name: 	Larry B. Schweiger				Date
President




	/s/ Charles F. Fistel			August 27, 2003
Name: 	Charles F. Fistel				Date
Treasurer